UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2012

PEGASUS TEL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-5268	41-2039686
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

116 Court Street, Suite 707
New Haven, Connecticut		06511
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(203) 823-9136

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Amendment No. 1 (the “Amendment”) to Pegasus Tel, Inc.’s Current Report on Form 8-K for date of report March 21, 2012, filed with the Securities and Exchange Commission on March 26, 2012 (the “Form 8-K/A”), is filed to reflect that on March 21, 2012 the Company changed its line of business and a change of control of the Company took place when it consummated an acquisition agreement to purchase 100% of the outstanding shares of Blue Bull Ventures B.V. The acquisition is being recorded in the Form 8 K/A as a reverse merger. The audited financial statements and Pro forma financial information were not available at the time of the initial Form 8-K filing and are therefore provided in this Form 8-K/A.  The Compny in addition since, changed the address of itd principal executive offices and telephone number.

No other changes have been made to the Form 8-K.  This Amendment speaks as of the original filing date of the Form 8-K, does not reflect events that may have occurred subsequent to the original filing date, and does not modify or update in any way disclosures made in the original Form 8-K.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01   Entry into a Material Definitive Agreement.

On March 21, 2012, Pegasus Tel, Inc. (the “Company”) entered into an Acqusition Agreement with Total-Invest International B.V.,  a Dutch limited liability company located in Amsterdam in the Netherlands (“Total-Invest”)  and a principal shareholder of the Company to acquire Blue Bull Ventures B.V. a Dutch corporation ("Blue Bull"), as a subsidiary of the Company for 2,436,453 Series D Preferred Shares of Pegasus and generally succeed to the business of Blue Bull.  The Acquisition Agreement is attached hereto as Exhibit 10.2.

Blue Bull provides venture capital from European private equity and institutional investors as well as advisory and management resources to emerging companies throughout the world, primarily in Europe.  Blue Bull provides financial advise and resources on mergers, acquisitions, restructuring, financings and capital raising.

Item 1.02   Termination of a Material Definitive Agreement.

On March 21, 2012, the Company entered into a Recission Agreement ("Recission Agreement") with Encounter Technologies, Inc., a Colorado Corporation trading publicly on the Over-the-Counter under the symbol ENTI.PK ("Encounter").  The Company and Encounter rescinded their June 6, 2011 Asset Purchase Agreement (the"Purchase Agreement") as filed with the SEC on Form 8-K on June 10, 2011, and their superseeded amended Purchase Agreement dated July 14, 2011 ("Amended Purchase Agreement") as filed with the SEC on Form 8-K on September 1, 2011.  Pursuant to the Amended Purchase Agreement, Pegasus acquired all of Encounter’s rights, title, and interest in and to certain assets and liabilities of Encounter relating to MusicMatrix.com (“MusicMatrix.com”) in consideration of 6,995,206 shares of Pegasus’ Series B Convertible Preferred Stock with a face value of $0.0001 per share.

In accordance with the Recission Agreement, both the Company and Encounter canceled and rescinded the Purchase Agreement and the Amended Purchase Agreement and declare the Purchase Agreement and the Amended Purchase Agreement to be null and void, ab initio, for all purposes, including, without limitation, for tax purposes.  In addition the Company and Encounter agreed that the 6,995,206 shares of Pegasus’ Series B Convertible Preferred Stock with a face value of $0.0001 per share of Pegasus issued in connection with the Amended Purchase Agreement are hereby cancelled by Pegasus in accordance with Section 3 of the Amendment to Certificate of Designation or Amended and Restated Certificate of Designation Preferences and Rights of the Series B Convertible Preferred Stock as filed with the Secretary of State of Delaware on June 13, 2011 and attached as Exhibit 3.2 by Pegasus in its Current Report on Form 8-K filed with the SEC on June 16, 2011 which states that in the event any shares of Series B Stock shall be reacquired by Pegasus, the shares so reacquired shall be cancelled, and each of the parties hereby surrenders any and all rights he or it has or may have with respect to said shares under the Amended Purchase Agreement or otherwise.

Pegassus and Encounter acknowledged and agreed that.as a result of the rescissions and cancellations described above MusicMatrix.com is hereby returned to Encounter and each party shall, in every respect, be in the same position it was in immediately prior to the consummation of the transactions expressly rescinded hereby and all transactions relating thereto.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 21, 2012, the Company filed a Certificate of Designation, Powers, Preferences and Rights of the Series D Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware regarding the designated 3,000,000 shares of Series D Convertible Preferred Stock, $0.0001 (the “Series D Preferred Stock”).  The Certificate of Incorporation of the Company authorizes the designation and issuance of an aggregate of ten million (10,000,000) shares of preferred stock in one or more series with all rights and privileges determined by the Board of Directors of the Company.  The Series D Certificate is attached hereto as Exhibit 3.1.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

On March 23, 2012, the Company gave notice to Pacific Stock Transfer Company, its transfer agent, that it was terminating their stock transfer services with them effective immediately or as soon as legally possible and that it has appointed Action Stock Transfer Corp. of 2469 E. Fort Union Blvd., Suite 214, Salt Lake City, Utah 84121 as its new transfer agent.  The Termination Letter is attached hereto as Exhibit 10.3.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a)   Financial statements of business acquired.

    On or about March 26, 2012, the Company filed a Form 8-K describing the Company's acquisition agreement signed on March 21, 2012 with Total-Invest International B.V. to buy 100% of the outstanding stock of Blue Bull Ventures B.V. for 2,436,453 series D preferred shares of the Company.  The audited financial statements and Pro forma financial information were not available at the time of the initial filing on Form 8-K and are therefore provided in this Form 8-K/A.   For accounting purposes, the shares exchange has been treated as a reverse merger since the acquired entitiy now forms the basis for operations and the transaction resulted in a change of control.  Accordingly, a new reporting entity was created and Blue Bull Ventures B.V. is treated as the successor issuer for reporting purposes.  The accompanying financial statements have been prepared to reflect the assets, liabilities and operations of Blue Bull Ventures and Pegasus Tel, Inc.

BLUE BULL VENTURES B.V.

FINANCIAL STATEMENTS

MARCH 13, 2012

ROBINSON, HILL & CO.	Certified Public Accountants
A PROFESSIONAL CORPORATION

DAVID O. SEAL, CPA
W. DALE WESTENSKOW, CPA
BARRY D. LOVELESS, CPA
STEPHEN M. HALLEY, CPA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Blue Bull Ventures B.V..
(A Development Stage Company)

     We have audited the accompanying balance sheet of Blue Bull Ventures B.V.  (a development stage company) as of March 13, 2012, and the related statements of operations and cash flows for the period from February 1, 2012 to March 13, 2012, and the cumulative period from February 1, 2012 (inception of development stage) to March 13, 2012, and the statement of stockholders’ equity for the period from February 1, 2012 (inception) to March 13, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Blue Bull Ventures B.V.  (a development stage company) as of March 13, 2012, and the results of its operations and its cash flows for the period from February 1, 2012 to March 13, 2012, and the cumulative period from February 1, 2012 (inception of development stage) to March 13, 2012 in conformity with accounting principles generally accepted in the United States of America.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is a development stage company and has no source of revenues which raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

_________________________
Certified Public Accountants

Salt Lake City, UT
January 10, 2013

MEMBER OF THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
MEMBER OF THE SEC PRACTICE SECTION and THE PRIVATE COMPANIES PRACTICE SECTION

1366 East Murray-Holladay Road, Salt Lake City, Utah 84117-5050
Telephone (801) 272-8045 Facsimile (801) 277-9942

Blue Bull Ventures B.V.
(A Development Stage Company)
Balance Sheets

March 13,
2012

ASSETS

Current Assets
Cash	$24,076

Total Current Assets	24,076

Total Assets	$24,076

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
Accounts Payable	157
Advance from Total Invest	330

Total Current Liabilities	487

Total Liabilities	487

Commitments and contingencies	-

Stockholders' Deficit
Common Stock, Par value $1.32, Authorized 90,000 shares
Issued 18,000 shares at March 13, 2012	23,746
Paid-In Capital	-
Deficit Accumulated During Development Stage	(157)
Total Shareholders’ Equity	23,589

Total Liabilities and Stockholders' Deficit	$24,076

The accompanying notes are an integral part of these financial statements.

Blue Bull Ventures B.V.
(A Development Stage Company)
Statements of Operations

	For The Period from February 1, 2012 to March 13, 2012	Cumulative Period from February 1, 2012 (Date of Inception) to March 13, 2012

Revenues	$-	$-
Cost of Services	-	-

Gross Margin	-	-

Operating Expenses
Accounting
General and administrative	157	157
Legal

Total Expenses	157	157

Operating Loss	(157)	(157)

Other Expense
Interest Expense	-	-

Net Loss	$(157)	$(157)

Net Loss per Common Share
Basic and Diluted	$(0.01)

Weighted Average Shares Outstanding	18,000

The accompanying notes are an integral part of these financial statements.

Blue Bull Ventures B.V.
(A Development Stage Company)
Statements of Cash Flows

	For The Period From February 1, 2012 to March 13, 2012	Cumulative Period from February 1, 2012 (Date of Inception) to March 13, 2012

Cash Flows from Operating Activities
Net loss	$(157)	$(157)
Adjustments to reconcile net loss to net cash
used in operating activities:

Changes in operating assets and liabilities-
Increase in accounts payable	157	157

Net Cash Used in Operating Activities	-	-

Cash Flows from Financing Activities
Proceed from sale of common stock	23,746	23,746
Cash contributed from Total Invest	330	330

Net Cash Provided by Financing Activities	24,076	24,076

Net Increase in Cash	24,076	24,076

Cash, Beginning of Period	-	-

Cash, End of Period	$24,076	$24,076

Supplemental Cash Flow Information:
Cash paid for interest	$-	$-
Cash paid for taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

Blue Bull Ventures B.V.
(A Development Stage Company)
Statement of Stockholders' Equity
Period From February 1, 2012 (Date of Inception) to March 13, 2012

						Deficit
						Accumulated	Total
	Preferred					During	Stockholders'
	Stock		Common		Paid in	Development	Equity
	Shares	Par Value	Stock Shares	Par Value	Capital	Stage	(Deficit)

Opening Balance at February 1, 2012	-	$-	-	$-	$-	$-	$-

Common shares issued for cash	-	-	18,000	23,746	-		23,746
Net loss for the period						(157)	(157)

Balance at March 13, 2012	-	$-	18,000	$23,746	$-	$(157)	$23,589
The accompanying notes are an integral part of these financial statements.

Blue Bull Ventures B.V.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of accounting policies for Blue Bull Ventures B.V. is presented to assist in understanding the Company's financial statements.  The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Basis of Presentation

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Management further acknowledges that it is solely responsible for adopting sound accounting practices, establishing and maintaining a system of internal accounting control and preventing and detecting fraud. The Company's system of internal accounting control is designed to assure, among other items, that 1) recorded transactions are valid; 2) valid transactions are recorded; and 3) transactions are recorded in the proper period in a timely manner to produce financial statements which present fairly the financial condition, results of operations and cash flows of the Company for the respective periods being presented

Nature of Operations and Going Concern

The accompanying financial statements have been prepared on the basis of accounting principles applicable to a “going concern”, which assume that Blue Bull Ventures, B.V. (hereto referred to as the “Company”) will continue in operation for at least one year and will be able to realize its assets and discharge its liabilities in the normal course of operations.

The Company has no revenues as of March 13, 2012 and requires additional financing in order to finance its business activities on an ongoing basis.  The Company is actively pursuing alternative financing and has had discussions with various third parties, although no firm commitments have been obtained.  In the interim, shareholders of the Company have committed to meeting its operating expenses.  Management believes that actions presently being taken to revise the Company’s operating and financial requirements provide them with the opportunity to continue as a “going concern”.

These financial statements do not reflect adjustments that would be necessary if the Company were unable to continue as a “going concern”.  While management believes that the actions already taken or planned, will mitigate the adverse conditions and events which raise doubt about the validity of the “going concern” assumption used in preparing these financial statements, there can be no assurance that these actions will be successful.

Blue Bull Ventures B.V.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Continued

If the Company were unable to continue as a “going concern,” then substantial adjustments would be necessary to the carrying values of assets, the reported amounts of its liabilities, the reported revenues and expenses, and the balance sheet classifications used.

On March 21, 2012, the Company signed an acquisition agreement with Total-Invest International B.V. (sole owner of Blue Bull Ventures B.V.) and Pegasus Tel, Inc. (Pegasus) whereby Pegasus issued 2,436,453 series D preferred shares to acquire 100% of the outstanding stock of Blue Bull Ventures B.V.  Blue Bull Ventures B.V. was created on February 1, 2012 and at the date of acquisition the only asset was approximately $24,000 (€18.131) in a bank account.

For accounting purposes, the shares exchange has been treated as a reverse merger since the acquired entity now forms the basis for operations and the transaction resulted in a change of control.  Accordingly, a new reporting entity was created and Blue Bull Ventures B.V. is treated as the successor issuer for reporting purposes.

Organization and Basis of Presentation

On February 1, 2012, Blue Bull Ventures, B.V., a Dutch company, was formed.

The Company is in the development stage, and has not commenced planned principal operations.  The Company has a December 31 year end.

Nature of Business

The Company is a merchant banking firm, a Dutch company operating from Amsterdam, the Netherlands, with entrepreneurs, corporations and professional investors to deliver exceptional merger advisory, financings, valuation and consulting services to small-market public and private technology and business services companies and family-owned businesses.  The Company strives to provide their clients with advise with frank insight into their businesses and unbiased advice on growth opportunities.

Blue Bull Ventures B.V.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Continued

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of 90 days or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Revenue Recognition

The Company derives its primary revenue from the sources described below, which includes merchant banking revenues from investments in other companies. Other revenue generated by the company includes sales commissions.
The Company recognizes revenues in accordance with the Securities and Exchange Commission Staff Accounting Bulletin (SAB) number 104, "Revenue Recognition."  SAB 104 clarifies application of U. S. generally accepted accounting principles to revenue transactions.  The Company recognizes revenue when the earnings process is complete.  That is, when the arrangements of the goods are documented, the pricing becomes final and collectability is reasonably assured. An allowance for bad debt is provided based on estimated losses. For revenue received in advance for goods, the Company records a current liability classified as either deferred revenue or customer deposits.  As of March 13, 2012, the company has no revenues.

Allowance for Doubtful Accounts

The Company recognizes an allowance for doubtful accounts to ensure accounts receivable are not overstated due to un-collectability. Bad debt reserves are maintained for all customers based on a variety of factors, including the length of time the receivables are past due, significant one-time events and historical experience.  An additional reserve for individual accounts is recorded when the Company becomes aware of a customer’s inability to meet its financial obligation, such as in the case of bankruptcy filings or deterioration in the customer’s operating results or financial position.  If circumstances related to customers change, estimates of the recoverability of receivables would be further adjusted. As of March 13, 2012, the company has no revenues and no accounts receivable, and has determined an allowance for doubtful accounts is not necessary.

Blue Bull Ventures B.V.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Continued

Concentration of Credit Risk

The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.  The Company had cash and cash equivalents of $24,076 as of March 13, 2012.

Pervasiveness of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Foreign Currency Translation

The Company considers the EURO (“€”) to be its functional currency for Blue Bull Ventures BV.  Assets were translated into US dollars (“US$”) as of March 13, 2012, at an exchange rate of €1.00 to US$ 1.319239.

Loss per Share

Basic loss per share has been computed by dividing the loss for the period applicable to the common stockholders’ by the weighted average number of common shares outstanding during the period.

Financial Instruments

The Company’s financial assets and liabilities consist of cash, accounts receivable, and accounts payable.  Except as otherwise noted, it is management’s opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments. The fair values of these financial instruments approximate their carrying values due to the short-term maturities of these instruments.

Income Taxes

The Company accounts for income taxes under the provisions of ASC 740 (formerly SFAS No. 109, “Accounting for Income Taxes”).  ASC 740 requires recognition of deferred income tax assets and liabilities for the expected future income tax consequences, based on enacted tax laws, of temporary differences between the financial reporting and tax bases of assets and liabilities.

Blue Bull Ventures B.V.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Continued

Recent Accounting Standards

Goodwill Impairment

In September 2011, ASC guidance was issued related to goodwill impairment. Under the updated guidance, an entity will have the option to first assess qualitatively whether it is necessary to perform the current two-step goodwill impairment test. If the Company believes, as a result of its qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is required. Otherwise, no further testing is required. The update is effective for the Company’s fiscal year beginning June 1, 2012 with early adoption permitted. The Company does not expect the updated guidance to have an impact its financial position, results of operations or cash flows.

Comprehensive Income

In June 2011, ASC guidance was issued related to comprehensive income. Under the updated guidance, an entity will have the option to present the total of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In addition, the update required certain disclosure requirements when reporting other comprehensive income. The update does not change the items reported in other comprehensive income or when an item of other comprehensive income must be reclassified to income. Subsequently, in December 2011, the FASB issued its final standard to defer the new requirement to present components of reclassifications of other comprehensive income on the face of the income statement. Companies will still be required to adopt the other requirements contained in the new standard on comprehensive income. The adoption of this guidance is not expected to have an impact on the Company’s financial position, results of operations or cash flows.

Fair Value Accounting

In May 2011, ASC guidance was issued related to disclosures around fair value accounting. The updated guidance clarifies different components of fair value accounting including the application of the highest and best use and valuation premise concepts, measuring the fair value of an instrument classified in a reporting entity’s shareholders’ equity and disclosing quantitative information about the unobservable inputs used in fair value measurements that are categorized in Level 3 of the fair value hierarchy. The update is effective for the Company’s fiscal year beginning June 1, 2012. The Company does not expect the updated guidance to have a significant impact on its financial position, results of operations or cash flows.

Blue Bull Ventures B.V.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

NOTE 2- DEVELOPMENT STAGE COMPANY

The Company has not begun principal operations and as is common with a development stage company, the Company will have recurring losses during its development stage.  The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern.  In the interim, shareholders of the Company have committed to meeting its minimal operating expenses.

NOTE 3 - COMMITMENTS

As of March 13, 2012, all activities of the Company have been conducted by corporate officers from either their homes or business offices.  Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

NOTE 4 – RELATED PARTY TRANSACTIONS

On February 29, 2012, the Company received a cash advance of $330 (€250) from Total-Invest International B.V. (sole owner of Blue Bull Ventures B.V.).  This advance is due on demand.  The advance has subsequently been repaid.

NOTE 5 - STOCK TRANSACTIONS

During the period from February 1, 2012 to March 13, 2012, the Company had the following issuances of stock:
On February 29, 2012, the company issued 18,000 shares of stock in exchange for cash of $23,746 (€18,000).  The stock was sold to Total-Invest International B.V. (sole owner of Blue Bull Ventures B.V.).

NOTE 6 - ACQUISITION AGREEMENT/CHANGE IN CONTROL

On March 21, 2012, the Company signed an acquisition agreement with Total-Invest International B.V. (sole owner of Blue Bull Ventures B.V.) and Pegasus Tel, Inc. (Pegasus) whereby Pegasus issued 2,436,453 series D preferred shares to acquire 100% of the outstanding stock of Blue Bull Ventures B.V.  Blue Bull Ventures B.V. was created on February 1, 2012 and at the date of acquisition the only asset was approximately $24,000 (€18.131) in a bank account.

Item 9.01 Financial Statements and Exhibits (continued)

(b)   Pro forma financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On March 21, 2012, Pegasus Tel, Inc. (a development stage company) (“Pegasus”) and Blue Bull Ventures B.V. (a development stage company) (“Blue Bull”) executed an acquisition agreement whereby Pegasus merged into Blue Bull in a reverse merger.  The following unaudited pro forma condensed combined financial staetments are based on the March 31, 2012 unaudited historical financial statements of Pegasus and Blue Bull contained elsewhere herein, giving effect to the transaction under the purchase method of accounting, with Blue Bull treated as the acquiring entity for financial reporting purposes.  The unaudited pro forma condensed combined balance sheet presenting the financial position of the combined company assumes the exchange occurred as of March 31, 2012.  The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2012 presents the results of operations of the combined company, assuming the exchange was completed on January 1, 2012.

The unaudited pro forma condensed combined financial statements have been prepared by management of Pegasus Tel, Inc. and Blue Bull Ventures B.V. based on the financial statements included elsewhere herein.  The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change.  These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future.  These pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial information of Pegasus Tel, Inc. and Blue Bull Ventures B.V. (including the notes thereto) included in this Form.  See "FINANCIAL STATEMENTS."

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
MARCH 31, 2012

				Pro Forma		March 31,
	Pegasus Tel	Blue Bull	Total	Adjustments		2012
						(Unaudited)
Assets:
Cash and Cash Equivalents	$1,204	$23,640	$24,844			$24,844
Accounts Receivable	135	-	135			135

Total Current Assets	1,339	23,640	24,979	-		24,979

Total Assets	$1,339	$23,640	$24,979	$-		$24,979

Liabilities:
Accounts Payable	$35,066	$-	$35,066			$35,066
Accounts Payable- Related Party	15,766	-	15,766			15,766
Accrued Interest	46,920		46,920			46,920
Related Party Notes Payable- Convertible	18,762	330	19,092			19,092
Notes Payable- Convertible	30,623	-	30,623			30,623

Total Current Liabilities	147,137	330	147,467	-		147,467

Total Liabilities	147,137	330	147,467	-		147,467

Stockholders' Equity:
Preferred Stock, Series C Convertible	100		100			100
Preferred Stock, Series D Convertible, Par value $0.001, Authorized	-		-	244	A	244
Common Stock, Par value $0.0001, Authorized 19,990,000,000 shares	351,050	23,746	374,796	(23,746)	A	351,050
Paid-In Capital	19,197,098		19,197,098	(19,197,098)	A	-
Stock Subscription Receivable	(150,000)		(150,000)			(150,000)
Retained Deficit				(323,446)	B	(323,446)
Deficit Accumulated During Development Stage	(19,544,046)	(436)	(19,544,482)	19,220,600	A	-
				323,446	B	(436)
Total Stockholders' Equity	(145,798)	23,310	(122,488)	-		(122,488)

Total Liabilities and Stockholders' Equity	$1,339	$23,640	$24,979	$-		$24,979

See accompanying notes to unaudited pro forma condensed combined financial statements.

UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2012

				Pro Forma	March 31,
	Pegasus	Blue Bull	Total	Adjustments	2012
Revenues	$405	$-	$405	$-	$405
Costs of Services	(690)	-	(690)	-	(690)

Gross Margin	(285)	-	(285)	-	(285)

Expenses
General and Administrative	3,156	436	3,592	-	3,592
Operating Expenses	3,156	436	3,592	-	3,592

Operating Income (Loss)	(3,441)	(436)	(3,877)	-	(3,877)

Other Income (Expense)
Interest Expense	(758)	-	(758)	-	(758)

Net Loss	$(4,199)	$(436)	$(4,635)	-	$(4,635)

Loss per Share, Basic &
Diluted	$(0.00)	$(0.02)			$(0.00)

Weighted Average Shares
Outstanding	3,510,496,677	18,000			3,510,496,677

See accoumpanying notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(1)           General

In the merger, Pegasus merged into Blue Bull in a reverse merger, with Blue Bull being treated as the acquiring entity for financial reporting purposes.  Pegasus will acquire all of the outstanding common stock of Blue Bull in exchange for 2,436,453 series D preferred shares of Pegasus.  Each series D preferred share is convertible into 20,000 shares of common stock.  Blue Bull has not yet performed a detailed evaluation and appraisal of the fair market value of the net assets sold in order to allocate the purchase price among the assets sold.  For purposes of preparing these pro forma financial statements, certain assumptions as set forth in the notes to the pro forma adjustments have been made in allocating the sales price to the net assets sold.  As such, the pro forma adjustments discussed below are subject to change based on final appraisals and determination of the fair market value of the assets and liabilities of Blue Bull.

(2)           Fiscal Year Ends

The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2012, include Pegasus’s and Blue Bull’s operations on a common fiscal year.

(3)           Pro Forma Adjustments

The adjustments to the accompanying unaudited pro forma condensed combined balance sheet at March 31, 2012 are described below:

A) Record acquisition by issuing 2,436,453 series D preferred shares, par value $0.0001 in exchange for all the outstanding common stock of Blue Bull.

B) To reclassify development stage deficit to retained deficit.

The adjustments to the accompanying unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2012 are described below:

There are no anticipated adjustments to the statements of operations as a result of the merger.

Item 9.01 Financial Statements and Exhibits (continued)

(c)    Shell company transactions.  Not applicable.

(d)     Exhibits

Exhibit No.:	Description:
3.1 *	Certificate of Designations, Powers, Preferences and Rights of the Series C Convertible Preferred Stock, $0.0001 Par Value per Share
10.1 *	Receission Agreement with Encounter of July 14, 2011 Purchase Agreement and 6,995,206 shares of Pegasus' Series B Convertible Preferred Stock
10.2 *	Acqusition of Blue Bull Venture BV by Pegasus
10.3 *	Termination of Pacific Stock Transfer as Pegasus' transfer agent
101**	Interactive Data Files for Pegasus Tel, Inc. 8-K/A for Date of Report March 21, 2012
101.INS **	XBRL Instance Document
101.SCH**	XBRL Taxonomy Extension Schema Document
101.CAL**	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF**	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB**	XBRL Taxononmy Extension Label Linkbase Document
101.PRE**	XBRL Taxononmy Extension Presentation Linkbase Document

*    Previously filed with Form 8-K dated March 21, 2012 on March 26, 2012.

**         Pursuant to Rule 406T of Regulation S-T, these interactive date files are deemed not filed or part of the registration statement or prospectus for purposes of Sections 11 and 12 of the Securities Act of 1933 or Section 18 of the Securities Act of 1934 and otherwise are not subject to liability.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 10, 2013	PEGASUS TEL, INC.

	By:	/s/ Jerry Gruenbaum
Jerry Gruenbaum
President